EXHIBIT 99.1

News release: IMMEDIATE RELEASE
Chase To Purchase Collegiate Funding Services,
Creating a Comprehensive Education Finance Business
     CHICAGO and FREDERICKSBURG, Va., Dec. 15, 2005 — JPMorgan Chase Bank, N.A. (NYSE: JPM) has signed a definitive agreement to purchase Collegiate Funding Services, Inc. (NASDAQ: CFSI), a leader in student loan servicing and consolidation, to create a comprehensive education finance business, the companies announced today.
     Chase will pay $20 per share in cash, for total consideration of approximately $663 million, for Collegiate Funding Services.
     In 2004, Chase Education Finance originated $7.9 billion and Collegiate Funding Services originated $4.4 billion in student loans, including Federal Family Education Loan Program and private loans. Collegiate Funding Services serviced approximately $12.1 billion in loans as of September 30, 2005.
     “Collegiate Funding Services’ marketing, origination and servicing capabilities will complement our sales and marketing expertise,” said Brad L. Conner, executive vice president of Chase. “Together, we will be a major provider of every type of student loan as we help students and their parents achieve their educational goals. Both Chase and CFS schools should expect continued excellence from the combined business.”
     Upon completion of the transaction, J. Barry Morrow, president and chief executive officer of Collegiate Funding Services, will become president of the combined Chase Education Finance business. He will report to Conner, who has responsibility for home equity and education lending at Chase.
     “This combination is a great opportunity for CFS and our customers, employees and shareholders,” Morrow said. “We will be joining forces with a powerful brand and a recognized leader in financial services, and CFS employees will play a key role in the combined business.”
     The combined business will be headquartered in Fredericksburg, Va., the current home of Collegiate Funding Services, and will maintain other sites, including Jackson, Miss.; Indianapolis, Tampa and Boston.

Contacts:
Chase Media:	Thomas Kelly (312) 732-7007, thomas.a.kelly@chase.com
JPM Investor Relations:	Julia Bates (212) 270-7318, julia.b.bates@jpmorgan.com
CFS Media:	Ann Collier (800) 762-6441, x5259, acollier@cfsloans.com
CFS Investors Relations:	Kevin Landgraver (800) 762-6441, x5294, klandgraver@cfsloans.com

The companies expect the purchase, which is subject to CFS shareholder and regulatory approval, to close in the first quarter of 2006. The Lightyear Fund, L.P., which is the largest shareholder of CFS, has agreed to vote its shares in favor of the transaction.
About Chase
Chase, the U.S. consumer and commercial banking brand of JPMorgan Chase & Co., has issued approximately 98 million credit cards and serves consumers and small businesses through more than 2,500 bank branches, 7,100 ATMs and 225 mortgage offices as well as through relationships with over 15,000 auto dealerships, 2,500 schools and universities and 2,100 insurance agencies. JPMorgan Chase is a leading global financial services firm with assets of $1.2 trillion and operations in more than 50 countries. The firm is a leader in investment banking, financial services for consumers and businesses, financial transaction processing, asset and wealth management, and private equity. Under the JPMorgan, Chase and Bank One brands, the firm serves millions of consumers in the United States and many of the world’s most prominent corporate, institutional and government clients. Information about the firm is available at www.jpmorganchase.com.
About Collegiate Funding Services
Collegiate Funding Services is a leading education finance company dedicated to providing students and their families with the practical advice and loan solutions they need to help manage and pay for the cost of higher education. Collegiate Funding Services also offers a comprehensive portfolio of education loan products and services — including loan origination, loan servicing and campus-based scholarship and affinity marketing tools — to the higher education community. As of September 30, 2005, Collegiate Funding Services had facilitated the origination of more than $21 billion in education loans and was servicing $12 billion in student loans for more than 476,000 borrowers. For additional information, visit www.cfsloans.com or call 1-888-423-7562.
Forward-Looking Statements
Statements contained in this press release which are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These “forward-looking statements” may include, but are not limited to, analyses, and other information contained herein relating to the proposed merger and anticipated synergies, savings and financial and operating performance, including estimates for growth, trends in each of the operations and financial results, the markets for products, the future development of business, and the contingencies and uncertainties of JPMorgan Chase and Collegiate Funding Services to which JPMorgan Chase and Collegiate Funding Services, respectively, may be subject, as well as other statements including words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “will,” “should,” “may,” and other similar expressions. Such statements are made based upon management’s current expectations and beliefs concerning future events and their potential effects on the company.

Future events and their effects on JPMorgan Chase and Collegiate Funding Services may not be those anticipated by management. Actual results may differ materially from the results anticipated in these forward-looking statements. For a discussion of factors that could cause or contribute to such material differences, investors are directed to the risks and uncertainties discussed in JPMorgan Chase’s most recent Annual Report on Form 10-K for the year ended December 31, 2004, and Collegiate Funding Services’ most recent Annual Report on Form 10-K for the year ended December 31, 2004 and JPMorgan Chase’s and Collegiate Funding Services’ quarterly reports on Form 10-Q and other documents filed by JPMorgan Chase and Collegiate Funding Services with the Securities and Exchange Commission (“SEC”). These risks and uncertainties include, without limitation, the following: the ability to promptly and effectively integrate the businesses of JPMorgan Chase and Collegiate Funding Services; the reaction of JPMorgan Chase’s and Collegiate Funding Services’ clients to the merger and the ability to retain those clients; the ability to retain key personnel; potential client conflicts; the ability to achieve the anticipated strategic benefits of the proposed merger; the diversion of management time on merger-related issues; the performance of financial markets and interest rates; competitive and business factors; new Department of Education, tax or other government regulations; changes in the demand for educational financing or in financing preferences of educational institutions, students and their families; changes in the credit quality or performance of the loans that CFS purchases, retains or securitizes; changes in interest rates and in the securitization or secondary markets for education loans; the failure to obtain shareholder or regulatory approval for the merger, or adverse regulatory conditions imposed in connection with governmental approvals of the merger; and changes in general economic conditions.
Neither JPMorgan Chase nor Collegiate Funding Services undertakes, and each specifically disclaims, any obligation to update or revise any forward-looking information, whether as a result of new information, future developments or otherwise.
Important Legal Information
In connection with the proposed merger, Collegiate Funding Services will file a proxy statement with the SEC. Before making any voting decision, Collegiate Funding Services’ stockholders and investors are urged to read the proxy statement regarding the merger and any other relevant documents carefully in their entirety when they become available because they will contain important information about the proposed merger. The proxy statement and other documents will be available free of charge at the SEC’s Web site, www.sec.gov. Stockholders and investors in Collegiate Funding Services will also be able to obtain the proxy statement and other documents free of charge by directing their requests to Collegiate Funding Services, Office of the Corporate Secretary, 1-800-762-6441, ext. 5329.
Collegiate Funding Services and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information regarding Collegiate Funding Services’ directors and executive officers is available in Collegiate Funding Services’ proxy statements and Annual Report on Form 10-K, previously filed with the SEC. Additional information regarding the interests of such potential participants will be included in the proxy statement and the other relevant documents filed with the SEC when they become available.
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